SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 15, 1999 (July 9, 1999)

                         WORLD HOUSE ENTERTAINMENT, INC.
                         -------------------------------
             (Exact Name of Registrant as specified in its charter)


           Nevada                      333-51683                 87-0567884
           ------                      ---------                 ----------
(State or other jurisdiction)   (Commission file number)   (IRS Employer ID No.)


2831 Dogwood Place, Nashville, Tennessee                            37204
----------------------------------------                            -----
(address of principal executive offices)                          (zip code)


(615) 269-8682
--------------
(Registrant's telephone number,
including area code)

Item 1. Changes in Control of Registrant
----------------------------------------

     (a) On July 9, 1999 American Deductible, Inc. acquired 9,358,000 shares of Registrant's common stock ("restricted securities") from the Registrant pursuant to a merger between Registrant and 800 America, Inc., a Delaware corporation. American Deductible, Inc. is a trust established for the benefit of the children of Elie Rabi, the founder and President of 800 America, Inc. As a part of such merger, the shareholders of 800 America, Inc., including American Deductible, Inc. exchanged all of their shares of common stock of 800 America, Inc. for restricted common stock of Registrant. See Item 2 Acquisition or Disposition of Assets below. Mr. Rabi does not act as trustee of the trust but holds a power of attorney on behalf of the trust and may be deemed to hold direct voting control of such shares. The restricted common stock of Registrant held by the trust is as follows:

              Name                   Number of Shares      Percent of Class
              ----                   ----------------      ----------------

     American Deductible, Inc.           9,358,000               78.3%

     The former controlling stockholders of the Registrant and their percentage of ownership of the outstanding voting securities of the Registrant prior to the above described acquisition of shares pursuant to merger were:

                                   Amount and Nature of         Percent of
         Name                     Beneficial Ownership(1)         Class
         ----                     -----------------------         -----

Elizabeth Ann Peters                     500,000                  25.6%
Brenda M. Hall                           525,000                  26.9%
Peterson & Sons Holding Company          342,500                  17.6%

(1) reflects two and one half for one forward split of shares which occurred immediately prior to merger with 800 America, Inc.

The basis of control of American Deductible, Inc. and, indirectly, Mr. Rabi acting on behalf of the trust established for the benefit of his children, is stock ownership.

     (b) The following table contains information regarding share holdings of the Registrant's directors and executive officers and those persons or entities who beneficially own more than 5% of the Registrant's common stock.

                                                   Amount and Nature     Percent
                                                          of               of
         Name              Title                  Beneficial Ownership    Class
         ----              -----                  --------------------    -----

Elie Rabi                  President and Treasurer     9,358,000(1)       78.3%
                              and Director

Ruth E. Walley             Secretary                           0             0

Bobby Walley               Director                       23,000             *

Darvin Pierce              Director                       23,000             *

All officers and directors
as a group                                                  9,404,000     78.7%

     *less than one percent

     (1) Beneficial share ownership is in the name of American Deductible, Inc. (9,358,000 shares of common stock), a trust established for the benefit of the children of Mr. Rabi. Mr. Rabi does not act as trustee of the trust but has a power of attorney to act on behalf of said trust and may be deemed to have direct voting control of such common stock.

     There are no arrangements or understandings among members of both the former and new control groups and their associates with respect to election of directors or other matters.

Item 2. Acquisition or Disposition of Assets
--------------------------------------------

     On July 9, 1999 World House Entertainment, Inc. ("Registrant") merged with 800 America, Inc. ("America") pursuant to an Agreement and Plan of Merger (the "Merger Agreement") and issued in the aggregate 10,000,000 shares of its restricted common stock to the three shareholders of America. See Item 1 above. Pursuant to the terms of the Merger Agreement, Registrant remains as the surviving corporation and, following the closing of the Merger, is now in the process of changing its name to 800 AMERICA.COM, Inc. Following completion of the Merger, the new shareholders of Registrant now own 10,000,000 out of 11,950,000 total shares issued and outstanding, or 83.7%. Under the terms of the Merger Agreement which was approved by the shareholders of Registrant, the Registrant's wholly owned and only operating subsidiary, Songs For The Planet, Inc. was purchased by Elizabeth Peters, the Company's former President, for Ten Dollars and other good and valuable consideration and all debt owed by Songs For The Planet, Inc. to Registrant was forgiven as of the closing date of the Merger.

     Closing of the transaction was subject to shareholder approval of both Registrant and America. Proxies were not solicited by Registrant. Instead, Registrant obtained shareholder approval by written consent as provided under
Section 78.320 of the Nevada General Corporation Law. The current shareholders of the Registrant who did not join in the above described consent may dissent and obtain fair value for their shares as provided by the Nevada General
Corporation Law. Registrant does not expect any shareholders of Registrant to exercise their dissenter's rights. No registration statement will be filed covering the issuance of shares to the America shareholders because Registrant believes such issuance is exempt from the registration requirements of the Securities Act of 1933 by virtue of Rule 506 and Section 4(2) of the Act.

     America was formed as a Delaware corporation on March 26, 1999 for the purpose of operating a shopping mall web site. America derives revenue from two sources: (1) an annual $10.00 membership fee is charged to members that entitles such members to shop on-line at America's web site. The web site allows members access to over one hundred fifty stores, including many nationally known and recognized retailers, and offers such members a rebate of from 3% to 10% on purchases made through the web site; (2) rent and commission fees from the merchants and retailers whose stores are represented at America's web site. Rents vary between one hundred and two hundred dollars per month per retailer and commissions are based upon the volume of sales from members. America's assets consist of a web site, equipment, fixtures and a membership/subscriber base that numbers approximately 70,000. America's executive offices are located at 1200 South Mount Juliet Road (mailing address P.O. Box 291029), Nashville, TN 37229, (888) 855-9872.

     Registrant determined that the proposed transaction with America would significantly increase Registrant's revenue and income generating potential and gain Registrant access to the exploding internet market for on-line shopping.

     There is no relationship between Registrant or its affiliates, officers or directors and America or its affiliates, officers and directors.

     The exchange ratio provided for in the Merger Agreement of 6,666.67 shares of Registrant's common stock for each share of America common stock was arrived at by arms length negotiation based upon the revenues, income and potential for growth of America as of the time the transaction was negotiated.

     The Registrant intends to continue the business of America in the same manner as prior to the Merger.


Item 6. Resignations of Directors and Executive Officers.
---------------------------------------------------------

     Effective July 9, 1999 and as required by the terms of the Merger Agreement between Registrant and 800 America, Inc., Elizabeth Ann Peters and Benjamin Justin Peters resigned as directors and executive officers of the Registrant and the persons listed above under Item 1(b) were designated to serve as directors and executive officers until their successors are elected and qualified or until their prior resignations or terminations.



Item 7. Financial Statements and Exhibits.
------------------------------------------

     (a)  Financial Statements

          Audited financial statements of 800 America, Inc. are filed herewith.

     (b)  Pro forma Financial Statements

          Pro forma financial information of Registrant and America will be filed by amendment not later than sixty days from the date of this report.

     (c)  Exhibits

           2.04 Agreement and Plan of Merger
           3.011 Articles of Merger

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned duly authorized officer.

                                               World House Entertainment, Inc
                                                        (Registrant)


Dated: July 15, 1999                           By: /s/ Elie Rabi
                                               ---------------------------------
                                               Elie Rabi, President

                                Jack F. Burke Jr.
                           Certified Public Accountant
                                 P. 0. Box 15278
                             Hattiesburg, Ms. 39404




                        Report of Independent Accountant



The Board of Directors
800 America Inc.
P. 0. Box 291029
Nashville, TN 37229


I have audited the accompanying balance sheet of 800 America Inc., a Delaware Corporation, as of May 31, 1999 and the related statements of income, stockholder's equity and cash flows for the two months then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 800 America Inc. at May 31, 1999 and the results of its operations and its cash flows for the two months then ended in conformity with generally accepted accounting principles.

Sincerely,

/s/ Jack F. Burke, Jr.
----------------------
Jack F. Burke, Jr.

June 16, 1999

                                800 America Inc.
                                  Balance Sheet
                                  May 31, 1999


Assets

   Current Assets
      Cash and Cash Equivalents                                       $   5,069
      Accounts Receivable                                                87,300
      Less Allowance for Doubtful Accounts                              (13,095)
                                                                      ---------
   Total Current Assets                                                  79,274
                                                                      ---------

Property and Equipment
      Equipment                                                          76,500
      Software                                                           13,899
      Furniture and Fixtures                                             10,000
      Web Site                                                           10,000
      Subscriber Base                                                    37,000
      Accumulated Depreciation and
         Amortization                                                    (5,221)
                                                                      ---------
   Net Property and Equipment                                           142,178
                                                                      ---------

   Total Assets                                                         221,452
                                                                      =========


   Liabilities and Stockholders Equity

   Current Liabilities
      Account Payable                                                    22,424
      Accrued Salaries                                                   29,180
      Income Taxes Payable                                               21,400
      Customer Rebates Payable                                           72,000
                                                                      ---------
   Total Current Liabilities                                            145,004
                                                                      ---------


   Stockholders Equity
      Common Stock 1,500 shares no par common
          Authorized and Issued                                             300
      Retained Earnings                                                  76,148
                                                                      ---------
   Total Stockholders Equity                                             76,448
                                                                      ---------

   Total Liabilities and Stockholders Equity                          $ 221,452
                                                                      =========



                The Accompanying "Notes to Financial Statements"
               Are An Integral Part of These Financial Statements

                                800 America Inc.
                             Statement of Operations
                          Two Months Ended May 31,1999





Income                                                                 $ 234,940
                                                                       ---------

Operating Expenses
   Salaries                                                               32,230
   Depreciation                                                            5,221
   Insurance                                                               2,100
   Printing                                                                2,465
   Rent                                                                    2,000
   Telephone                                                               2,017
   Graphics                                                                1,150
   Travel                                                                  2,201
   Office                                                                  1,913
   Professional Fees                                                       1,000
   Customer Rebates                                                       72,000
   Bad Debts                                                              13,095
                                                                        --------
Total Expenses                                                           137,392
                                                                        --------

Net Operating Income                                                      97,548

Income Tax Expense                                                        21,400
                                                                        --------

Net Income                                                              $ 76,148
                                                                        ========



                The Accompanying "Notes to Financial Statements"
               Are An Integral Part of These Financial Statements

                                800 America Inc.
                         Analysis of Stockholders Equity
                          Two Months Ended May 31,1999





                                                         Capital        Retained
                                                          Stock         Earnings
                                                          -----         --------

Stock Issued March 26, 1999                               $300

Net Profit                                                               $76 148
                                                          ----           -------

Balance  May 31, 1999                                      300           $76 148
                                                          ----           -------

                                800 America Inc.
                             Statement of Cash Flows
                          Two Months Ended May 31,1999





Cash Flows From Operating Activities
    Net Income                                                        $  76,148
    Adjustment to Reconcile Net Income to
       Net Cash From Operating Activities
    Deprecation and Amortization                                          5,221
    Accounts Receivable - Increase                                      (87,300)
    Accounts Payable - Increase                                          51,604
    Income Tax Payable                                                   21,400
    Customer Rebates ) Payable                                           72,000
    Allowance for Doubtful Accounts                                      13,095
                                                                      ---------
Net Cash Used by Operating Activities                                   152,168
                                                                      ---------

Cash Flows from Investing Activities
    Furniture and Fixtures Purchase                                      10,000
    Web Site - Purchase                                                  10,000
    Subscribers Base - Purchase                                          37,000
    Equipment - Purchase                                                 76,500
    Software - Purchase                                                  13,899
                                                                      ---------
Net Cash Provided by Investing Activities                              (147,399)
                                                                      ---------

Cash Flows from Financing Activities
    Common Stock Issued                                                     300
                                                                      ---------
Net Cash Provided by Financial Activities                                   300
                                                                      ---------

Net Increase in Cash and Cash Equivalents                                 5,069

Cash and Cash Equivalents Beginning                                           0
                                                                      ---------
Cash and Cash Equivalents Ending                                      $   5,069
                                                                      =========


                The Accompanying "Notes to Financial Statements'"
               Are An Integral Part of These Financial Statements

                                800 America Inc.
                          Notes to Financial Statements



Note I Significant Accounting Policies

Nature of Operations - 800 America Inc., a Delaware Corporation, is an online rebate shopping mail located in Nashville Tennessee. The company consist of stores from all parts of the country ranging from some of the largest and best known stores to some of the smaller regional stores and shoppers (subscribers). Each store in the mal offers a rebate on all purchases ranging from three to ten percent based on each store's policy. Upon proof of purchase from the subscriber the company accrues the rebate expense and files for a refund with the selling store. The company records the refund as income when received. The company has been in full operation for two months (April and May 1999) with partial operations during a development period in February and March 1999. The development period was conducted by a related company (see Note 3 Capitalization of Assets - Related Parties).

Cash and Cash Equivalents - The company's cash consist of an unrestricted checking account. Cash equivalents are defined as short term instruments with an original maturity date of three months or less. The company does not have any cash equivalents.

Account Receivable - The company in its two months of operations has acquired accounts receivables balances of $87,300 which consist primarily of subscribers fees. As of May 31, 1999 all subscriptions will be required to be paid by credit card. A 15% allowance for doubtful accounts has been established on the existing balance.

Accounts Payable - Consist of normal trade accounts and amount to $22,424.

Accrued Salary - Due to officer - employee $20,000 and other employees $9,180.

Income Taxes - The company accounts for income taxes under Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes (SFAS 109). SFAS 109 is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the company's financial statements or tax returns. In estimating future tax consequences, SFAS 109 generally considers all expected future events other than the enactment of changes in the tax law or rates. Income tax due is estimated at $21,400. There are no accounting differences in book and tax accounting or between statutory and effective tax rates expected at year end. The allowance for bad debts, $13,095, approximates the estimated amount of specific bad debt charge off for tax purposes at year end.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Comparative Financial Statements - The company was incorporated at March 26, 1999 therefore there are no prior periods to be compared and these are not comparative statements.

Other Comprehensive Income - There are no attributes of other comprehensive income. Comprehensive income and net income are the same.

Property and Equipment - Property and equipment  were recorded at cost (see Note
3) and depreciated on the straight line basis over their estimated useful lives ranging from three to five years.

Operating Lease - The company's lease on its location will expire October 31,1999. The company pays one thousand dollars ($ 1,000) per month. Lease payments to date are two thousand dollars ($2,000) with five thousand dollars ($5,000) due over the remainder of the lease period.


Note 2 Fair Value of Financial Instruments

Cash and Cash Equivalents - The carrying amount reported in the Balance Sheet for cash and cash equivalents approximate its fair value.

Accounts Receivable, Accounts Payable and Customer Rebate Payables - The carrying amount of accounts receivable, accounts payable and customer rebates due in the Balance Sheet approximate fair value.


Note 3 Capitalization of Assets Related Parties

The company underwent a development period during February and March 1999 during which a related party, Internet Web Guide Inc., developed the web site and collected income from subscribers and from stores, who pay monthly rentals. The company and Internet Web Guide Inc. agreed that Internet Web Guide Inc.'s cost for developing the web site was $10,000.

The company entered into an agreement with Internet Web Guide, Inc. to purchase the web site and other assets from Internet Web Guide, Inc. for the approximate income collected from the development period ($127,000). The purchase price was allocated as follows:

                     Equipment                    $ 70,000
                     Fixtures                       10,000
                     Web Site                       10,000
                     Subscriber Base                37,000
                                                  --------
                        Total                     $127,000


Note 4 Revenues Recognition

The company receives revenue from individual subscribers, ten dollars ($IO) per year, and from the stores that make up the shopping mall paying monthly rent ranging from one hundred ($100) to two hundred ($200) dollars per month. Except for the development period the new subscribers have been relatively level from month to month and this is expected to continue.